SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                          JUNE 24, 2003 (JUNE 23, 2003)
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-22616                      52-1822078
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)                Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.                            PAGE
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           Exhibits

99.1       Media release, dated June 23, 2003

The full text of the Media Release is attached to this report as Exhibit 99.1.

ITEM 9.    REGULATION FD DISCLOSURE.
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On June 23, 2003, NTL Incorporated and BSkyB issued a media release announcing that they had concluded an agreement for the supply of nine BSkyB channels to NTL. The deal is effective immediately and runs until the end of 2006.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NTL INCORPORATED
                                      (Registrant)


                                     By: /s/ Barclay Knapp
                                         ---------------------------------
                                         Name:  Barclay Knapp
                                         Title: President and
                                                Chief Executive Officer



Dated: June 24, 2003

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT
-------

 99.1   Media Release issued June 23, 2003


                                                                   Exhibit 99.1


23 June 2003


                   BSKYB AND NTL CONCLUDE LONG TERM AGREEMENT
                           FOR BASIC CHANNELS CARRIAGE

BSkyB and NTL Incorporated (NASDAQ: NTLI) announced today that they had concluded an agreement for the supply of nine BSkyB channels to NTL. The deal is effective immediately and runs until the end of 2006.

Under the deal, Sky One and Sky News will continue to be carried on NTL's analogue and digital TV services. Sky Sports News will continue to be carried on NTL's digital cable TV network.

By the end of July 2003, NTL's digital cable TV service will also carry, for the first time, a further six Sky channels. These are Sky One Mix, Sky Travel, Sky Travel Extra, and the recently launched channels from Sky Music: The Amp, Flaunt and Scuzz.

Aizad Hussain, Managing Director of NTL Home, said: "We are delighted to have secured this long term agreement, adding further momentum to our programme of product enhancement. This is more good news for NTL customers."

Martin Goswami, Commercial Director, BSkyB, said: "This agreement is a further step towards broadening the distribution and reach of Sky channels. We are delighted to secure carriage of those channels throughout the whole of NTL's UK networks and we look forward to bringing six new channels to NTL customers for the first time."

NTL has 2.04m TV customers in the UK of which 1.25m have digital TV.

                             - Ends -

Notes for Editors:

For further information please contact:

At BSkyB

Press and media:

Julian Eccles on 0207 705 3267 or Robert Fraser on 0207 705 3036

Investors:

Neil Chugani on 020 7705 3837 or Andrew Griffith on 0207 707 3118

At NTL

Press and media:

Justine Parrish on 0207 746 4096 / 07966 421 991
or Malcolm Padley on 0207 746 4094 / 07788 978 199

Investor Relations:

In the US:
Tamar Gerber, Director - Investor Relations
Tel: (+1) 212 906 8451, or via e-mail at investor_relations@ntli.com
                                         ---------------------------

In the UK:
Virginia Ramsden, +44 (0) 207 746 6826, or via e-mail
  at investorrelations@ntl.com
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About NTL

o In the UK, over 11 million homes are located within NTL's fibre-optic broadband network, which covers nearly 50% of the UK including, London, Manchester, Leeds, Nottingham, Oxford, Cambridge, Cardiff, Glasgow and Belfast.

o An online media centre is available at www.ntl.com featuring recent press releases, company history, latest photography and logos.


About BSkyB

o British Sky Broadcasting ('BSkyB') is changing the face of entertainment. More than 15 million viewers in 6.7 million households in Britain and Ireland enjoy an unprecedented choice of movies, news, entertainment and sports channels and interactive services on Sky digital, the UK's first broadband digital television platform.

o BSkyB is listed on the London and New York Stock Exchanges. For more information, visit www.sky.com/corporate.

o Images of Sky's channels are available to accompany this press release. Please contact BSkyB's stills department on 020 7800 4202.